SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 24, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


       0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


3551 Seventh Street, Suite 204, Moline, Illinois                          61265
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(Address of principal executive offices)                              (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)



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Item 5.  Other Information and Regulation FD Disclosure

On June 24, 2004 QCR Holdings, Inc. announced in a press release that it will establish a new financial institution in Rockford, Illinois. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (a)      Financial Statements of Business Acquired.
           -----------------------------------------

           None.

  (b)      Pro Forma Financial Information.
           -------------------------------

           None.

  (c)      Exhibits.
           --------

99.1     Press Release dated June 24, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                          QCR HOLDINGS, INC.


Dated:  June 24, 2004                                   By:    /s/ Todd A Gipple
                                                        ------------------------
                                                         Todd A. Gipple
                                                         Chief Financial Officer